UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2015

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33554	76-0168604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900, Houston TX 77002
(Address of principal executive offices) (Zip Code)

(713) 335-5151
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2015, PROS Holdings, Inc. (the "Company") held its annual meeting of stockholders. At the annual meeting, Company stockholders:

(i)	elected three directors to the Board of Directors (the "Board") for a three year term expiring 2018, increasing the number of Board members to eight in total;

(ii)	ratified the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(iii)	approved, by non-binding advisory vote, the executive compensation.

A total of 27,979,164 shares of common stock were present in person or by proxy at the meeting, representing approximately 94.86% of the voting power of the Company stockholders entitled to vote.

 The nominees for directors were elected based upon the following votes:

	Votes		Broker
Name	For	Withheld	Non-votes
Ellen Keszler	26,340,059	165,330	1,473,775
William Russell	26,251,249	254,140	1,473,775
Leslie Rechan	26,330,273	175,116	1,473,775

The election of Mr. Rechan, a new independent director, increases the total number of Board members to eight and the total number of independent directors on the Board to five. The Company also entered into its standard indemnification agreement for officers and directors with Mr. Rechan, the full text of of which was filed as Exhibit 10.1 to the Company' Current Report on SEC Form 8-K filed with the Securities and Exchange Commission on August 21, 2013 and is incorporated by reference herein.

Greg Petersen, Timothy Williams, and Mariette Woestemeyer continued their terms as Class I directors with terms expiring in 2017. Andres D. Reiner and Ronald F. Woestemeyer continued their terms as Class III directors with terms expiring in 2016.

Ratification of PricewaterhouseCoopers LLP as Company independent registered public accounting firm was approved as follows:

Votes			Broker
For	Against	Abstain	non-votes
27,706,627	224,794	47,743	n/a

Approval, by non-binding advisory vote, of executive compensation:

Votes			Broker
For	Against	Abstain	non-votes
23,136,480	3,321,066	47,843	1,473,775

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

Number	Description

10.1	Form of Indemnity Agreement entered into among the Company, its affiliates and its directors and officers.
99.1	Press release of the Company regarding the election of Leslie Rechan to the Board, dated as of May 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.
Date: May 21, 2015
/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary

EXHIBIT INDEX

		Provided	Incorporated by Reference
Exhibit No.	Description	Herewith	Form	Filing Date

10.1+	Form of Indemnity Agreement entered into among PROS Holdings, Inc., its affiliates and its directors and officers.		8-K	8/21/2013

99.1	Press release of PROS Holdings, Inc. dated as of May 21, 2015.	X

+	Indicates a management contract or compensatory plan or arrangement.